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               SECURITIES AND EXCHANGE COMMISSION

                     WASHINGTON, D.C. 20549





                            FORM 8-K

                         CURRENT REPORT




             Pursuant to Section 13 or 15(d) of the
                Securities Exchange Act of 1934




Date of Report (Date of earliest event reported):  June 29, 1999.



                     MESABA HOLDINGS, INC.
     (Exact name of registrant as specified in its charter)

     Minnesota              0-17895               41-1616499
 (State or other        (Commission File       (I.R.S. Employer
 Jurisdiction of            Number)             Identification
  incorporation)                                     No.)

                     7501 26th Avenue South
                  Minneapolis, Minnesota 55450
            (Address of principal executive offices)


Registrant's telephone no., including area code:  (612) 726-5151

                         Not Applicable
 (Former name or former address, if changed since last report)

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 ITEM 5.  Other Events.

      On June 29, 1999, Bryan K. Bedford resigned from his position as President and Chief Executive Officer of the Company and its subsidiary, Mesaba Aviation, Inc. He intends to continue as a director during a transition period while the company seeks his successor.

      John S. Fredericksen has been appointed interim Chief Executive Officer of the Company and Mesaba. Mr. Fredericksen has served as Vice President, Administration; General Counsel and Secretary of the Company and Mesaba since 1995. He joined the Company as Vice President, General Counsel in 1992. The Company will be actively seeking a permanent replacement for Mr. Bedford.


      Additional information is contained in the Company's press release dated June 29, 1999, which is attached to this filing as Exhibit
99.1

ITEM 7.  Financial Statements and Exhibits.

     The following are exhibits to this Current Report:

          99.1 Press release of the Company dated June 29, 1999

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                           SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




Date:  June 29, 1999

MESABA HOLDINGS, INC.



By: /s/ John S. Fredericksen
    ------------------------
    John S. Fredericksen
    Interim Chief Executive Officer
    Vice President and General Counsel

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                         EXHIBIT INDEX

Exhibit
Number    Description

99.1           Press release of the Company dated June 29, 1999.